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                                                                  EXHIBIT 10.30B


Josephthal Lyon & Ross Incorporated
200 Park Avenue, 24th Floor
New York, NY 10166

InfoCure Corporation
2970 Clairmont Road, Suite 950
Atlanta, GA 30329

Ladies and Gentlemen:


        In order to induce Josephthal Lyon & Ross Incorporated (the "Representative") and InfoCure Corporation, a Delaware corporation, and any successor thereof (the "Company"), to enter into an underwriting agreement with respect to the initial public offering of shares of Common Stock issued by the Company, I hereby agree that for a period of nine months following the date that the public trading of the Company's Common Stock commences (the "Commencement Date"), I will not offer to sell, transfer, assign, hypothecate, pledge or otherwise dispose of any beneficial interest in (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any securities issued by the Company, including without limitation any options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company ("Securities"), registered in my name or beneficially owned by me without the prior written consent of the Representative. Notwithstanding the foregoing, after the Commencement Date, I may margin shares of Common Stock of the Company beneficially owned by me provided any such shares are maintained in a brokerage account introduced by the Representative and maintained at Bear Stearns Companies, Inc.


        As a further inducement for the Representative to enter into the underwriting agreement, I hereby grant the Representative for a period of five years from the Commencement Date a preferential right in order that any such sales shall be made to or through the Representative at brokerage commissions customary for transactions similar in size and nature, provided, however, that nothing herein shall prevent me from effectuating such sales in the event Representative elects not to exercise such preferential right within two business days after receipt of a written notice of the proposed sale.


        In order to enable you to enforce the aforesaid covenants, I hereby consent to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in my name or beneficially owned by me.


        This Agreement shall be binding on the undersigned and his, her or its respective successors heirs, personal representatives and assigns upon the Commencement Date.


        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.


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                                             Signature


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                                             Taxpayer I.D. Number